UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2021

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 17, 2021, Michael P. Murphy was designated as the principal accounting officer of Enstar Group Limited (the "Company"), effective on that date.
Mr. Murphy, age 53, joined the Company on May 10, 2021 and serves as the Company’s Chief Accounting Officer. Prior to joining the Company, Mr. Murphy served as Interim Chief Financial Officer of TriNet Group, Inc., a provider of human resources solutions, from May 2020 to November 2020. From July 2016 to May 2020, he served as Chief Accounting Officer of TriNet Inc. Prior to joining TriNet Inc., Mr. Murphy served as Chief Accounting Officer of QBE North America, a global insurance provider, from October 2014 to July 2016. Prior to this time, Mr. Murphy worked in several senior finance roles at AIG, AEGIS Insurance Services Ltd. and Marsh & McLennan. Mr. Murphy is a Chartered Accountant from the Institute of Chartered Accountants in England and Wales and holds a BSc in Statistics, Computing, Operations Research & Economics from the University College London.
Mr. Murphy’s offer letter with Enstar (US) Inc., a wholly owned subsidiary of the Company, provides for base salary, eligibility to participate in the Company’s Annual Incentive Program beginning with the 2021 calendar year, eligibility to participate annually in the Company’s Equity Incentive Plan, and sign-on equity incentive awards. He is eligible to participate in the Enstar (US) Inc. benefit and 401(k) plans generally available to all employees in the United States and to receive severance payments upon termination without cause or resignation for good reason.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

May 21, 2021	By:	/s/ Zachary Wolf
Zachary Wolf
Chief Financial Officer